Exhibit 32.1
                                  ------------


                      Statement of Chief Executive Officer
         Pursuant to Section 1350 of Title 18 of the United States Code


Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Denis A. Krusos, the Chairman of the Board and Chief Executive Officer of CopyTele, Inc., hereby certifies that:

1. The Company's Form 10-Q Quarterly Report for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Denis A. Krusos
                                                     ---------------------------
                                                     Denis A. Krusos
                                                     Chairman of the Board and
September 15, 2003                                   Chief Executive Officer


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                                  Exhibit 32.2
                                  ------------

                      Statement of Chief Financial Officer
         Pursuant to Section 1350 of Title 18 of the United States Code


Pursuant to Section 1350 of Title 18 of the United States Code, the undersigned, Henry P. Herms, the Vice President - Finance and Chief Financial Officer of CopyTele, Inc., hereby certifies that:

1. The Company's Form 10-Q Quarterly Report for the period ended July 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Henry P. Herms
                                                   ----------------------------
                                                   Henry P. Herms
                                                   Vice President - Finance and
September 15, 2003                                 Chief Financial Officer